Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interests
28.	REDEEMABLE NONCONTROLLING INTERESTS

In May 2014, the Company acquired 50% equity interests plus one share in SC Aipu. The sale and purchase agreement also provided put options that allows the seller of Aipu Group to sell the remaining 50% equity interests in the Aipu Group in three tranches, namely 28% equity interest in 2015, 11% equity interest in 2016 and the remaining equity interests (including those in 2015 and 2016 if these put options are not exercised) in 2017 for a consideration determined using certain financial or operational targets with a floor of RMB700,000 or a ceiling of RMB800,000, in aggregate. A portion of the consideration is to be settled in cash based on certain financial target stipulated in the sale and purchase agreement. The difference will be settled in cash or shares, with the choice to settle in cash or shares residing with the Company for the first tranche and the seller of Aipu Group in the subsequent tranches.

The noncontrolling interests are to be redeemed by the Company at the option of the seller of Aipu Group (“Written Put Option”) in return for cash and shares where the maximum number of shares required to be delivered is outside of the control of the Company, and thus are accounted for as redeemable noncontrolling interests. The Company elects to recognize the changes in redemption value immediately as they occur and adjust the carrying amount of the noncontrolling interests to the redemption value at the end of each reporting period as if it was the redemption date in accordance with ASC 480. As of December 31, 2015 and 2016, As the remaining 50% equity interests are held by a few non-controlling shareholders where the underlying shares of the Aipu Group are not publicly traded, the Written Put Option are embedded features in the Aipu Group’s shares, which does not qualify for bifurcation accounting. The put options are recognized as part of redeemable non-controlling interests. The redeemable noncontrolling interests were initially recorded at the higher of acquisition date fair value and subsequently adjusted to the balance after attribution of Aipu Group’s net income pursuant to ASC 810, Consolidation, and the redemption value pursuant to ASC 480, which is capped within the aforementioned range. Adjustments to the carrying amount of redeemable noncontrolling interests pursuant to ASC 480, if any, are charged to additional paid-in capital.

Upon the disposal of the two shares in SC Aipu in September 2017, the redeemable noncontrolling interests recognized was reversed due to the deconsolidation of Aipu Group. However, as the Written Put Option outstanding is legally detachable and separately exercisable from the 50% minus one share of equity interest in Aipu Group held by the Company, the Written Put Option qualifies as a freestanding financial instrument as defined under ASC 480 and is accounted for as a derivative liability pursuant to ASC 815. In December 2017, as part of the transfer of all the remaining 50% equity interest minus one share in Aipu Group, the Written Put Option was terminated. The extinguishment of freestanding derivative liability was recognized as part of the gain on disposal of subsidiaries for the year ended December 31, 2017.

Movements of the redeemable noncontrolling interests are as follows:

	For the year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB	US$
Balance as of January 1	773,706	790,229	700,000	107,588
Profit (loss) for the year	24,373	(300,713)	(141,896)	(21,809)
Increase (decrease) in accretion of redeemable noncontrolling interests	(7,850)	210,484	141,896	21,809
Reversal due to the disposal of two shares in SC Aipu	—	—	(700,000)	(107,588)

Balance as of December 31	790,229	700,000	—	—